UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2006

WAMU ASSET ACCEPTANCE CORP.
(Exact name of registrant as specified in its charter)

333-130795
(Commission File Number)

Delaware	20-2258610
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE WMT 1706A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices, with zip code)

(206) 554-8838
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1	Opinion and Consent of Heller Ehrman LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2006

WAMU ASSET ACCEPTANCE CORP.

	By:	/s/ David H. Zielke
Name: David H. Zielke Title: First Vice President

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1	Opinion and Consent of Counsel